Picture of man in a chair






                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A No-Load Fund






                                  ANNUAL REPORT
                                DECEMBER 31, 1998









                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP SMALL & MID-CAP
                 GROWTH FUND, INC. AND RUSSELL 2000 STOCK INDEX

CHART HERE:

AVERAGE ANNUAL TOTAL RETURN
         Period from December 15, 1998 until December 31, 1998
Papp Small & Mid-Cap Growth Fund    8.0%
Russell  2000 Stock Index           8.4%


Year     Papp Small & Mid-Cap Growth Fund   Russell 2000 Stock Index
12/15/98 10,000                             10,000
1998     10,800                             10,837

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed may be worth more or less than their original cost. This Fund's performance is measured against that of the Russell 2000 Stock Index (an unmanaged, unweighted index that includes stocks of 2000 small U.S. companies, with dividends reinvested).

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.



Dear Fellow Shareholder:

Welcome to the Papp Small & Mid-Cap Growth Fund. Our shares were available for only a short time before the end of the year, but we have gotten off to a good start. Since inception on December 15, 1998 through the end of the year we were up 8.0%. This compares with the Russell 2000 (an index of small and medium capitalization companies) which was up 8.4%. The difference is attributable to brokerage transaction costs associated with our initial purchases of stocks for the Fund's portfolio. These initial investments were largely funded through purchases of the Fund's shares by partners and associates of L. Roy Papp & Associates.

We created this Fund because a number of clients of our firm and shareholders of our other mutual funds suggested they were interested in owning some smaller companies, and that a commingled fund comprised of a significant number of individual companies would diversify the risk of owning a few stocks. Historically, smaller companies as a group have more price volatility when compared to large companies.

We also determined that the criteria for the selection of stocks would be the same as the criteria we have always used. That is, we would purchase good quality companies that have a successful history, have been able to increase their earnings year after year on a reasonably consistent basis, have no or little debt, whose product appears to surpass the competition, and whose management respects the interest of its stockholders. So long as these factors remain in place, we will hold these stocks for the long-term. On the other hand, we determined not to buy new issues with the hope of producing shorter-term gains, "story" stocks which often contain little substance, "market timing" stocks whose performance depends on cyclical moves in the economy, and stocks, such as internet companies, which are currently priced on the basis of sales, not earnings.

We believe there is a place in the stock portion of many investors' portfolios for a fund that concentrates on small and medium capitalization companies and that is the primary reason we started this Fund. However, we intend to stick with our fundamental investment philosophy and acquire a well-diversified group of companies whose fundamentals are such that they are real long-term investments and not a short-term gamble.

Thank you for your vote of confidence.

                                                           Warmest regards,


                                                           L. Roy Papp, Chairman
                                                           February 1, 1999

P.S. Today the per share net asset value of our Fund is $16.87. Since inception, it is up 12.5% while the Russell 2000 is up 9.6%.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of the Papp Small & Mid-Cap Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of the Papp Small & Mid-Cap Growth Fund, Inc. including the schedule of portfolio investments, as of December 31, 1998, and the related statements of operations, changes in net assets, and the financial highlights for the period from December 15, 1998 (date of commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 1998, and the results of its operations, changes in its net assets, and its financial highlights for the period from December 15, 1998 (date of commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  January 21, 1999.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                          Common Stocks                                         of Shares          Value
Financial Services (14.7%)
   Federated Investors
     (Major U.S. investment management company)                                    3,800       $      68,875
   T. Rowe Price Associates, Inc.
     (Provides investment advisory and administration services
      to their family of no-load funds)                                            2,700              92,475
   U.S. Trust Corporation
     (Financial services company)                                                    900              68,400
                                                                                               -------------
                                                                                                     229,750
                                                                                               -------------
Software (12.7%)
   BARRA, Inc. *
     (Develops application software for financial services)                        2,600              61,425
   Fair, Isaac & Co.
     (Develops data management systems and software for
      financial services)                                                          1,100              50,806
  SunGard Data Systems, Inc. *
     (Develops, markets and supports application software for
      proprietary investment support systems)                                      2,200              87,313
                                                                                               -------------
                                                                                                     199,544
                                                                                               -------------
Industrial Services (12.6%)
   Air Express International
     (Air freight forwarding)                                                      1,300              28,275
   Cambridge Technology Partners, Inc. *
     (International professional services business)                                3,200              70,800
   Expeditors International of Washington, Inc.
     (Air freight forwarding)                                                      1,200              50,400
   G & K Services, Inc. Class A
     (Uniform rental service)                                                        900              47,925
                                                                                               -------------
                                                                                                     197,400
                                                                                               -------------
Medical Products (9.2%)
   Safeskin Corp. *
     (Leading manufacturer of hypoallergenic, disposable
      latex examination gloves)                                                    3,000              72,375
   Stryker Corp.
     (Developer and manufacturer of surgical and medical devices)                  1,300              71,581
                                                                                               -------------
                                                                                                     143,956
                                                                                               -------------
Specialty Retailing (8.2%)
   Dollar General Corporation
    (Operates self-service discount stores)                                        2,800              66,150
   Office Depot *
    (Office supply retailer and direct marketer of office products)                1,700              62,793
                                                                                               -------------
                                                                                                     128,943
                                                                                               -------------
Electrical Equipment (7.9%)
   American Power Conversion Corporation *
    (Leading producer of uninterruptible power supply products)                    1,000              48,438
   Baldor Electric Company
    (Manufacturer of industrial electric motors)                                   1,500              30,375
   Molex, Inc.
    (Supplier of electrical, electronic, and fiber optic interconnection
     products and systems)                                                         1,400              44,100
                                                                                               -------------
                                                                                                     122,913
                                                                                               -------------
*Non-income producing security.

    The accompanying notes are an integral part of this financial statement.


                                        5





                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998
                                                                                 Number           Market
                    Common Stocks (continued)                                   of Shares          Value

Health Care Services (6.8%)
   Covance, Inc. *
    (Leading contract research organization in the
     pharmaceutical industry)                                                      2,200       $      64,075
   Techne Corp. *
    (Diagnostic kits)                                                              2,000              42,250
                                                                                               -------------
                                                                                                     106,325
                                                                                               -------------

Personal Care/Cosmetics (6.6%)
   Del Labs, Inc.
    (Producer of cosmetics and over the counter pharmaceuticals)                   2,300              56,925
   Helen of Troy Ltd. *
    (Designs, develops, and markets personal care accessories)                     3,200              47,000
                                                                                               -------------
                                                                                                     103,925
                                                                                               -------------
Broadcasting (5.4%)
   Metro Networks, Inc. *
    (Provides traffic reporting services, local news and weather video
     news to television and radio outlets)                                         2,000              85,250
                                                                                               -------------

Consumer Services (4.7%)
   Steiner Leisure Ltd. *
    (Provider of spa services, beauty salons, and health clubs on cruise
     ships)                                                                        2,300              73,600
                                                                                               -------------

Miscellaneous (7.3%)
   Kaydon Corp.
    (Designs, manufactures and sells custom-engineered products)                   1,400              56,088
   Zebra Technologies Corp. *
    (Worldwide provider of bar code labeling)                                      2,000              57,500
                                                                                               -------------
                                                                                                     113,588
                                                                                               -------------


Total Common Stocks - 96.1%                                                                        1,505,194
Cash and Other Assets, Less Liabilities - 3.9%                                                        61,031
                                                                                               -------------

Net Assets - 100%                                                                              $   1,566,225
                                                                                               =============


Net Asset Value Per Share
(Based on 96,681 shares outstanding at December 31, 1998)                                      $       16.20
                                                                                               =============



*Non-income producing security.





    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998





                                     ASSETS
Investment in securities at market value (original
   cost $1,399,845 at December 31, 1998) (Note 1)                                         $      1,505,194
Cash                                                                                               134,603
Dividends and interest receivable                                                                    1,101
Receivable for Fund shares sold                                                                     18,000
                                                                                          ----------------

                  Total assets                                                            $      1,658,898
                                                                                          ================


                                   LIABILITIES

Payable for securities purchased                                                          $         92,673
                                                                                          ================


                                   NET ASSETS

Paid-in capital                                                                           $      1,460,455
Accumulated undistributed net realized gain
   on sale of investments                                                                           -
Accumulated undistributed net investment income                                                        421
Net unrealized gain on investments                                                                 105,349
                                                                                          ----------------

                  Net assets applicable to Fund shares outstanding                        $      1,566,225
                                                                                          ================


Fund shares outstanding                                                                             96,681
                                                                                          ================
Net Asset Value Per Share (net assets/share
   outstanding)                                                                           $          16.20
                                                                                          ================







    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD FROM DECEMBER 15, 1998
            (DATE OF COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998




INVESTMENT INCOME:
   Dividends                                                       $         377
   Interest                                                                  723
                                                                   -------------

                  Total investment income                                  1,100

EXPENSES:
   Management fee (Note 3)                                                   543
   Directors' attendance fees                                                300
                                                                   -------------
                  Total expenses                                             843
                                                                   -------------
   Less fees waived by adviser (Note 3)                                    (164)
                                                                   -------------

                  Net expenses                                               679
                                                                   -------------
Net investment income                                                        421
                                                                   -------------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:

Net change in unrealized gain on investments                             105,349
                                                                   -------------
Net increase in net assets resulting from operations               $     105,770
                                                                   =============


    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE PERIOD FROM DECEMBER 15, 1998
            (DATE OF COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

FROM OPERATIONS:
   Net investment income                                                                     $              421
   Net realized gain on investments sold                                                                     -
   Net change in unrealized gain on investments                                                         105,349
                                                                                             ------------------
                  Increase in net assets resulting from
                    operations                                                                          105,770
                                                                                             ------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                  -
   Net realized gain on investments sold                                                                  -
                                                                                             ------------------
                  Decrease in net assets resulting from
                    distributions to shareholders                                                         -
                                                                                             ------------------
FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                                       1,460,455
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                                                -
   Payments for redemption of shares                                                                      -
                                                                                             ------------------
                  Increase in net assets resulting
                    from shareholder transactions                                                     1,460,455
                                                                                             ------------------
Total increase in net assets                                                                          1,566,225

Net assets at beginning of the period                                                                     -
                                                                                             ------------------

Net assets at end of period                                                                  $        1,566,225
                                                                                             ==================





    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies. The investment adviser paid all start up costs, and the Fund will not reimburse them.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. There were no dividends or distributions for the period ended December 31, 1998.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $164 was required in 1998.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the period from December 15, 1998 (date of commencement of operations) to December 31, 1998, investment transactions excluding short-term investments were as follows:



                  Purchases at cost                           $  1,399,845
                  Sales                                                  -

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                   Proceeds          Shares
                                                 -------------     ------------
         Period ended December 31, 1998
         Shares issued                           $   1,460,455          96,681
         Dividends and distributions reinvested          -                -
         Shares redeemed                                 -                -
                                                 -------------     ------------

                  Net increase                   $  1,460,455          96,681
                                                =============     =============


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:
                                                                  December 31,
                                                                     1998

                  Market value                                  $    1,505,194
                  Original cost                                    (1,399,845)
                                                               ---------------

                           Net unrealized appreciation          $      105,349
                                                                ==============

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $125,365 and gross unrealized losses on investments in which cost exceeded market value totaled $20,016.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                                     Period Ended December 31,
                                                               1998
                                                         ---------------
Net asset value, beginning
   of period (A)                                          $     15.00
Income from investment
   operations:
     Net investment income                                        -
     Net realized and unrealized
       gain (loss) on investments                                1.20
                                                          --------------
         Total from investment
           operations                                            1.20

Less Distributions:
   Dividend from investment
     income                                                         -
   Distribution of net realized
     gain                                                           -
                                                           -------------
         Total Distributions                                        -

Net asset value, end of period                             $     16.20
                                                           =============
         Total return                                             8.00%
                                                           =============

Ratios/Supplemental Data:
   Net assets, end of period                                $1,566,225
   Expenses to average
     net assets (B)                                               1.25%*
   Net investment income to
     average net assets (C)                                       1.01%*
   Portfolio turnover rate                                        0.00%
   Average commission per share                             $    0.031


*   Annualized
(A) From the date of commencement of operations (December 15, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.56%, for the period ended December 31, 1998.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                              FACTS ABOUT THE FUND


Investment Objective - The Fund, which commenced operations on December 15, 1998, is designed for those long-term investors who wish to invest a portion of their common stock assets in stocks of small and mid-capitalization companies. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.3 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by
L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy
Papp & Associates, has over 44 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 21 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

                                    Directors
    James K. Ballinger                                Harry A. Papp
    Amy S. Clague                                     L. Roy Papp
    Robert L. Mueller                                 Rosellen C. Papp
    Carolyn P. O'Malley                               Bruce C. Williams

                                    Officers
    Chairman - L. Roy Papp                            President - Harry A. Papp

                                 Vice Presidents
    Victoria S. Cavallero                             Julie A. Hein
    George D. Clark, Jr.                              Robert L. Mueller
    Jeffrey N. Edwards                                Rosellen C. Papp
    Robert L. Hawley                                  Bruce C. Williams

                         Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.